                                                                    Exhibit 3(b)
                                                                    ------------
                                    BYLAWS

                                      of

                              SCOTT PAPER COMPANY
                    (a Pennsylvania Registered Corporation)

                     [As Amended Effective July 19, 1994]


                                   ARTICLE I

                            Offices and Fiscal Year


        Section 1.01.  Registered Office.  The registered office of the
                       -----------------
   corporation in the Commonwealth of Pennsylvania shall be at Industrial Highway at Tinicum Island Road, Delaware County, until otherwise established by the Board of Directors and a record of such change is filed with the Department of State in the manner provided by law, and the post office address shall be Scott Plaza, Philadelphia, Pennsylvania 19113.

        Section 1.02.  Other Offices.  The corporation may also have offices at
                       -------------
   such other places within or without the Commonwealth of Pennsylvania as the Board of Directors may from time to time appoint or the business of the corporation may require.

        Section 1.03.  Fiscal Year.  The fiscal year of the corporation shall
                       -----------
   end on the last Saturday in December of each year.


                                  ARTICLE II

                    Notice, Waivers and Meetings Generally


        Section 2.01.  Manner of Giving Notice.
                       -----------------------

             (a)  General Rule.  Whenever written notice is required to be given
                  ------------
   to any person under the provisions of the Business Corporation Law or by the articles or these bylaws, it may be given to the person either personally or by sending a copy thereof by any class of mail permitted under the Business Corporation Law, postage prepaid, or by telegram (with messenger service specified), or courier service, charges prepaid, or by telecopier, to the address (or to the telecopier or telephone number) of the person appearing on the books of the corporation or, in the case of Directors, supplied by the Director to the corporation for the purpose of notice. If the notice is sent by mail, telegraph or courier service, it shall be deemed to have been given to the person entitled thereto when deposited in the United States mail or with a telegraph office or courier service for delivery to that person or, in the case of telecopier, when transmitted. A notice of meeting shall specify the place, day and hour of the meeting and any other information required by any other provision of the Business Corporation Law, the articles or these bylaws.

             (b)  Adjourned Shareholder Meetings.  When a meeting of
                  ------------------------------
   shareholders is adjourned, it shall not be necessary to give any notice of the adjourned meeting or of the business to be transacted at an adjourned meeting, other than by announcement at the meeting at which the adjournment is taken, unless the Board of Directors fixes a new record date for the adjourned meeting.

        Section 2.02.  Notice of Meetings of Board of Directors.  Notice of a
                       ----------------------------------------
   regular meeting of the Board of Directors need not be given. Notice of every special meeting of the Board of Directors shall be given to each Director by

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

   telephone or in writing at least 24 hours (in the case of notice by telephone) or 48 hours (in the case of notice by telecopier, telegram, courier service or express mail) or three days (in the case of notice by first-class mail) before the time at which the meeting is to be held. Every such notice shall state the date, time and place of the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in a notice of the meeting.

        Section 2.03.  Notice of Meetings of Shareholders.
                       ----------------------------------

             (a)  General Rule.  Written notice of every meeting of the
                  ------------
   shareholders shall be given by, or at the direction of, the Secretary to each shareholder of record entitled to vote at the meeting at least (1) ten days prior to the day named for a meeting called to consider amendment of the articles or adoption of a plan of merger, consolidation, exchange, asset transfer, division or conversion or adoption of a proposal of dissolution or
   (2) five days prior to the day named for the meeting in any other case. If the Secretary neglects or refuses to give notice of a meeting, the person or persons calling the meeting may do so. In the case of a special meeting of shareholders, the notice shall specify the general nature of the business to be transacted.

             (b)  Notice of Action by Shareholders on Bylaws.  In the case of a
                  ------------------------------------------
   meeting of shareholders that has as one of its purposes action on the bylaws, written notice shall be given to each shareholder that the purpose, or one of the purposes, of the meeting is to consider the adoption, amendment or repeal of the bylaws. There shall be included in, or enclosed with, the notice a copy of the proposed amendment or a summary of the changes to be effected thereby.

        Section 2.04.  Waiver of Notice.
                       ----------------

             (a)  Written Waiver.  Whenever any written notice is required to be
                  --------------
   given under the provisions of the Business Corporation Law, the articles or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of the notice. Except as otherwise required by this subsection, neither the business to be transacted at, nor the purpose of, a meeting need be specified in the waiver of notice of the meeting. In the case of a special meeting of shareholders, the waiver of notice shall specify the general nature of the business to be transacted.

             (b)  Waiver by Attendance.  Attendance of a person at any meeting
                  --------------------
   shall constitute a waiver of notice of the meeting except where a person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting was not lawfully called or convened.

        Section 2.05.  Use of Conference Telephone and Similar Equipment.  One
                       -------------------------------------------------
   or more persons may participate in a meeting of the Board of Directors, and if so specified by a resolution of the Board of Directors with respect to a meeting of the shareholders of the corporation, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this section shall constitute presence in person at the meeting.


                                  ARTICLE III

                                 Shareholders


        Section 3.01.  Place of Meetings.  All meetings of the shareholders of
                       -----------------
   the corporation shall be held at the registered office of the corporation unless another place has been designated by the Board of Directors and is set forth in the notice of such meeting.

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

        Section 3.02.  Annual Meeting.  The Board of Directors may fix and
                       --------------
   designate the date and time of the annual meeting of the shareholders, but if no such date and time is fixed and designated by the Board of Directors, the meeting for any calendar year shall be held on the third Tuesday of April in such year, if not a legal holiday under the laws of Pennsylvania, and, if a legal holiday, then on the next succeeding business day, at ten o'clock a.m., and at said meeting the shareholders then entitled to vote shall elect Directors and shall transact such other business as may properly be brought before the meeting. If the annual meeting shall not have been called and held within six months after the designated time, any shareholder may call the meeting at any time thereafter.

        Section 3.03.  Special Meetings.  Special meetings of the shareholders
                       ----------------
   may be called at any time by resolution of the Board of Directors, which may fix the date, time and place of the meeting. If the Board does not fix the date, time or place of the meeting, it shall be the duty of the Secretary to do so. A date fixed by the Secretary shall not be more than 60 days after the date of the adoption of the resolution of the Board calling the special meeting.

        Section 3.04.  Quorum and Adjournment.
                       ----------------------

             (a)  General Rule.  A meeting of shareholders of the corporation
                  ------------
   duly called shall not be organized for the transaction of business unless a quorum is present. The presence of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast on a particular matter to be acted upon at the meeting shall constitute a quorum for the purposes of consideration and action on the matter. Shares of the corporation owned, directly or indirectly, by it and controlled, directly or indirectly, by the Board of Directors of this corporation, as such, shall not be counted in determining the total number of outstanding shares for quorum purposes at any given time.

             (b)  Withdrawal of a Quorum.  The shareholders present at a duly
                  ----------------------
   organized meeting can continue to do business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

             (c)  Adjournments Generally.  Any regular or special meeting of the
                  ----------------------
   shareholders, including one at which Directors are to be elected and one which cannot be organized because of absence of a quorum, may be adjourned for such period and to such place as the shareholders present and entitled to vote shall direct.

             (d)  Electing Directors at Adjourned Meeting.  Those shareholders
                  ---------------------------------------
   entitled to vote who attend a meeting called for the election of Directors that has been previously adjourned for lack of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of electing Directors.

             (e)  Other Action in Absence of Quorum.  Those shareholders
                  ---------------------------------
   entitled to vote who attend a meeting of shareholders that has been previously adjourned for one or more periods aggregating at least 15 days because of an absence of a quorum, although less than a quorum as fixed in this section, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the notice of the meeting if the notice states that those shareholders who attend the adjourned meeting shall nevertheless constitute a quorum for the purpose of acting upon the matter.

        Section 3.05.  Action by Shareholders.  Except as otherwise provided in
                       ----------------------
   the Business Corporation Law or the articles or these bylaws, whenever any corporate action is to be taken by vote of the shareholders of the corporation, it shall be authorized by a majority of the votes cast at a duly organized meeting of shareholders by the holders of shares entitled to vote thereon. Except when acting by unanimous consent to remove a Director or Directors, the shareholders of the corporation may act only at a duly organized meeting.

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

        Section 3.06.  Organization.  At every meeting of the shareholders, the
                       ------------
   Chairman of the Board, if there be one, or in the case of vacancy in office or absence of the Chairman of the Board, one of the following officers present in the order stated: the Vice Chairman of the Board, if there be one, the President, the Vice Presidents in their order of rank and seniority, or a Chairman chosen by vote of the shareholders present, shall act as Chairman. The Secretary, or, in the absence of the Secretary, an Assistant Secretary, or in the absence of both the Secretary and every Assistant Secretary, a person appointed by the Chairman shall act as Secretary.

        Section 3.07.  Voting Rights of Shareholders.  Unless otherwise provided
                       -----------------------------
   in the articles, every shareholder of the corporation shall be entitled to one vote for every share standing in the name of the shareholder on the books of the corporation.

        Section 3.08.  Determination of Shareholders of Record.
                       ---------------------------------------

             (a)  Fixing Record Date.  The Board of Directors may fix a time
                  ------------------
   prior to the date of any meeting of shareholders as a record date for the determination of the shareholders entitled to notice of, or to vote at, the meeting, which time, except in the case of an adjourned meeting, shall be not more than 90 days prior to the date of the meeting of shareholders. Only shareholders of record on the date fixed shall be so entitled notwithstanding any transfer of shares on the books of the corporation after any record date fixed as provided in this subsection. The Board of Directors may similarly fix a record date for the determination of shareholders of record for any other purpose. When a determination of shareholders of record has been made as provided in this section for purposes of a meeting, the determination shall apply to any adjournment thereof unless the Board of Directors fixes a new record date for the adjourned meeting.

             (b) Determination When No Record Date Fixed.  If a record date is
                 ---------------------------------------
   not fixed:

                 (1) The record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day immediately preceding the day on which notice is given.

                 (2) The record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

             (c) Certification by Nominee.  The Board of Directors may adopt a
                 ------------------------
   procedure whereby a shareholder of the corporation may certify in writing to the corporation that all or a portion of the shares registered in the name of the shareholder are held for the account of a specified person or persons. Upon receipt by the corporation of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the shareholder making the certification.

        Section 3.09.  Voting and Other Action by Proxy.
                       --------------------------------

             (a)  General Rule.
                  ------------

                  (1) Every shareholder entitled to vote at a meeting of shareholders may authorize another person to act for the shareholder by proxy.

                  (2) The presence of, or vote or other action at a meeting of shareholders by a proxy of a shareholder shall constitute the presence of, or vote or action by the shareholder.

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

                  (3) Where two or more proxies of a shareholder are present, the corporation shall, unless otherwise expressly provided in the proxy, accept as the vote of all shares represented thereby the vote cast by a majority of them and, if a majority of the proxies cannot agree whether the shares represented shall be voted or upon the manner of voting the shares, the voting of the shares shall be divided equally among those persons.

             (b)  Minimum Requirements.  Every proxy shall be executed in
                  --------------------
   writing by the shareholder or by the duly authorized attorney-in-fact of the shareholder and filed with the Secretary of the corporation. A proxy, unless coupled with an interest, shall be revocable at will, notwithstanding any other agreement or any provision in the proxy to the contrary, but the revocation of a proxy shall not be effective until written notice thereof has been given to the Secretary of the corporation. An unrevoked proxy shall not be valid after three years from the date of its execution unless a longer time is expressly provided therein. A proxy shall not be revoked by the death or incapacity of the maker unless, before the vote is counted or the authority is exercised, written notice of the death or incapacity is given to the Secretary of the corporation.

             (c)  Expenses.  The corporation shall pay the reasonable expenses
                  --------
   of solicitation of votes, proxies or consents of shareholders by or on behalf of the Board of Directors or its nominees for election to the Board, including solicitation by professional proxy solicitors and otherwise.

        Section 3.10.  Voting by Corporations.
                       ----------------------

             (a)  Voting by Corporate Shareholders.  Any corporation that is a
                  --------------------------------
   shareholder of this corporation may vote at meetings of shareholders of this corporation by any of its officers or agents, or by proxy appointed by any officer or agent, unless some other person, by resolution of the Board of Directors of the other corporation or a provision of its articles or bylaws, a copy of which resolution or provision certified to be correct by one of its officers has been filed with the Secretary of this corporation, is appointed its general or special proxy in which case that person shall be entitled to vote the shares.

             (b) Controlled Shares.  Shares of this corporation owned, directly
                 -----------------
   or indirectly, by it and controlled, directly or indirectly, by the Board of Directors of this corporation, as such, shall not be voted at any meeting and shall not be counted in determining the total number of outstanding shares for voting purposes at any given time.

        Section 3.11.  Voting Lists.
                       ------------

             (a)  General Rule.  The officer or agent having charge of the
                  ------------
   transfer books for shares of the corporation shall make a complete list of the shareholders entitled to vote at any meeting of shareholders, arranged in alphabetical order, with the address of and the number of shares held by each. The list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof except that, if the corporation has 5,000 or more shareholders, in lieu of the making of the list the corporation may make the information required therein available at the meeting by any other means.

             (b)  Effect of List.  Failure to comply with the requirements of
                  --------------
   this section shall not affect the validity of any action taken at a meeting prior to a demand at the meeting by any shareholder entitled to vote thereat to examine the list. The original share register or transfer book, or a duplicate thereof kept in the Commonwealth of Pennsylvania, shall be prima facie evidence as to who are the shareholders entitled to examine the list or share register or transfer book or to vote at any meeting of shareholders.

                                       5
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        Section 3.12.  Judges of Election.
                       ------------------

             (a)  Appointment.  In advance of any meeting of shareholders of the
                  -----------
   corporation, the Board of Directors may appoint judges of election, who need not be shareholders, to act at the meeting or any adjournment thereof. If judges of election are not so appointed, the presiding officer of the meeting may, and on the request of any shareholder shall, appoint judges of election at the meeting. The number of judges shall be one or three. A person who is a candidate for an office to be filled at the meeting shall not act as a judge.

             (b)  Vacancies.  In case any person appointed as a judge fails to
                  ---------
   appear or fails or refuses to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the convening of the meeting or at the meeting by the presiding officer thereof.

             (c)  Duties.  The judges of election shall determine the number of
                  ------
   shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, receive votes or ballots, hear and determine all challenges and questions in any way arising in connection with the right to vote, count and tabulate all votes, determine the result and do such acts as may be proper to conduct the election or vote with fairness to all shareholders. The judges of election shall perform their duties impartially, in good faith, to the best of their ability and as expeditiously as is practical. If there are three judges of election, the decision, act or certificate of a majority shall be effective in all respects as the decision, act or certificate of all.

             (d)  Report.  On request of the presiding officer of the meeting or
                  ------
   of any shareholder, the judges shall make a report in writing of any challenge or question or matter determined by them, and execute a certificate of any fact found by them. Any report or certificate made by them shall be prima facie evidence of the facts stated therein.

        Section 3.13.  Nominations for Director.
                       ------------------------

        A nomination for election of a Director may be made by any shareholder entitled to vote for the election of Directors only if written notice (the "Notice") of such shareholder's intent to nominate a Director at the meeting is given by the shareholder and received by the Secretary of the corporation in the manner and within the time specified herein. The Notice shall be delivered to the Secretary of the corporation not less than 60 days prior to the date fixed by these bylaws for the annual meeting of shareholders; provided, however, that if Directors are to be elected by the shareholders at any other time, the Notice shall be delivered to the Secretary of the corporation not later than the seventh day following the day on which notice of the meeting was first mailed to shareholders. In lieu of delivery to the Secretary of the corporation, the Notice may be mailed to the Secretary of the corporation by certified mail, return receipt requested, but shall be deemed to have been given only upon actual receipt by the Secretary of the corporation.

        The Notice shall be in writing and shall contain or be accompanied by:

        (a) the name and residence of such shareholder;

        (b) a representation that the shareholder is a holder of the corporation's voting stock and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the Notice:

        (c) such information regarding each nominee as would have been required to be included in a proxy statement filed pursuant to Regulation 14A of the rules and regulations established by the Securities Exchange Act of 1934 (or pursuant to any successor act or regulation) had proxies been solicited with respect to such nominee by the management or Board of Directors of the corporation:

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

        (d) a description of all arrangements or understandings among the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which such nomination or nominations are to be made by the shareholder; and

        (e) the consent of each nominee to serve as Director of the corporation if so elected.

        The Chairman of the meeting may, if the facts warrant, determine and declare to the meeting that any nomination made at the meeting was not made in accordance with the foregoing procedures and, in such event, the nomination shall be disregarded.

        The Board of Directors shall determine in good faith whether the proposed nominee meets the qualifications for Director as set forth in these bylaws or in a resolution approved by the Board of Directors or the committee of the Board of Directors responsible for identifying candidates for Director.


                                  ARTICLE IV

                              Board of Directors

        Section 4.01.  Powers; Personal Liability.
                       --------------------------

             (a)  General Rule.  Unless otherwise provided by the Business
                  ------------
   Corporation Law, all powers vested by law in the corporation shall be exercised by or under the authority of, and the business and affairs of the corporation shall be managed under the direction of, the Board of Directors.

             (b) Personal Liability of Directors.
                 -------------------------------

                 A Director shall not be personally liable for monetary damages, as such, for any action taken, or any failure to take any action, unless the Director has breached or failed to perform the duties of his or her office under Section 1721 of the Business Corporation Law and the breach or failure to perform con stitutes self-dealing, willful misconduct or recklessness. The provisions of this subsection shall not apply to the responsibility or liability of a Director pursuant to any criminal statute or the liability of a Director for the payment of taxes pursuant to local, state or federal law. (The provisions of this subsection (b) were first adopted by the shareholders of the corporation on April 21, 1987 and referenced the predecessor to
   Section 1721 of the Business Corporation Law.)

             (c) Notation of Dissent.  A Director who is present at a meeting of
                 -------------------
   the Board of Directors, or of a committee of the Board, at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his or her dissent is entered in the minutes of the meeting or unless the Director files a written dissent to the action with the Secretary of the meeting before the adjournment thereof or transmits the dissent in writing to the Secretary of the corporation immediately after the adjournment of the meeting. The right to dissent shall not apply to a Director who voted in favor of the action. Nothing in this section shall bar a Director from asserting that minutes of the meeting incorrectly omitted his or her dissent if, promptly upon receipt of a copy of such minutes, the Director notifies the Secretary, in writing, of the asserted omission or inaccuracy.

        Section 4.02.  Qualifications and Selection of Directors.
                       -----------------------------------------

             (a)  Qualifications.  No person shall be eligible to serve as a
                  --------------
   Director (1) unless he or she is a natural person of full age, (2) unless he or she is a shareholder of the corporation, (3) after the termination of his or her service as an officer of the corporation, unless his or her further service as a Director is approved by resolution of the Board, or (4) after the Annual

   Meeting of Shareholders coincident with or next following his or her attainment of age seventy (70). When any person serving as a Director shall cease to be eligible to serve as such pursuant to item (2), (3) or (4) of the foregoing requirements, he or she shall immediately cease to be a Director and his or her office shall thereupon become vacant.

             (b)  Selection.  Except as otherwise provided in these bylaws,
                  ---------
   Directors of the corporation shall be elected by the shareholders. If prior to any such election the Chairman or the Secretary shall receive notice that any person, who is listed as a nominee for the office of Director in the proxy statement that is mailed to the shareholders in connection with such meeting, has for any reason become unable or unwilling to serve as a Director, the number of Directors to be elected at such meeting shall automatically be reduced by the number of such persons, but without limiting the authority of the Board of Directors to increase or further decrease the number of Directors either prior or subsequent to such meeting.

        Section 4.03.  Number and Term of Office.
                       -------------------------

             (a)  Number.  The Board of Directors shall consist of such number
                  ------
   of Directors, not less than ten (10) nor more than seventeen (17), as may be determined from time to time by resolution of the Board of Directors.

             (b)  Term of Office.  Each Director shall hold office for one year
                  --------------
   and until the expiration of the term for which he or she was selected and until a successor has been selected and qualified or until his or her earlier death, resignation or removal. A decrease in the number of Directors shall not have the effect of shortening the term of any incumbent Director.

             (c)  Resignation.  Any Director may resign at any time upon written
                  -----------
   notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as shall be specified in the notice of resignation.

        Section 4.04.  Vacancies.  Vacancies in the Board of Directors,
                       ---------
   including vacancies resulting from an increase in the number of Directors, may be filled by a majority vote of the remaining members of the Board of Directors though less than a quorum, or by a sole remaining Director, and each person so selected shall be a Director to serve until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

        Section 4.05.  Removal of Directors.
                       --------------------

             (a)  Removal by the Shareholders.  The entire Board of Directors or
                  ---------------------------
   any individual Director may be removed from office by vote of the shareholders entitled to vote thereon without assigning any cause. In case the Board or any one or more Directors are so removed, new Directors may be elected at the same meeting.

             (b)  Removal by the Board.  The Board of Directors may declare
                  --------------------
   vacant the office of a Director who has been judicially declared of unsound mind or who has been convicted of an offense punishable by imprisonment for a term of more than one year or if, within 60 days after notice of his or her selection, the Director does not accept the office either in writing or by attending a meeting of the Board of Directors.

        Section 4.06.  Place of Meetings.  Meetings of the Board of Directors
                       -----------------
   may be held at such place within or without the Commonwealth of Pennsylvania as the Board of Directors may from time to time appoint or as may be designated in the notice of the meeting.

        Section 4.07.  Organization of Meetings.  At every meeting of the Board
                       ------------------------
   of Directors, the Chairman of the Board, if there be one, or, in the case of a vacancy in the office or absence of the Chairman of the Board, any other officer then serving as Chief Executive Officer, that Vice Chairman of the Board who is most senior in his or her service as a Director and is present, the President, that Vice President who is most senior in his or her service as a Director and is present, or a Chairman chosen by a majority of the Directors present, shall preside. The Secretary, or, in the absence of the Secretary, an Assistant Secretary, or in the absence of the Secretary and every Assistant Secretary, any person appointed by the Chairman of the meeting, shall act as Secretary.

        Section 4.08.  Regular Meetings.  Regular meetings of the Board of
                       ----------------
   Directors shall be held six times per year. The meetings shall be held at such time and place as shall be designated from time to time by resolution of the Board of Directors or by the Chairman of the Board in a notice given in accordance with these bylaws. The Chairman of the Board may postpone any regular meeting by giving notice, provided that two consecutive regular meetings may not be postponed unless authorized by a resolution of the Board of Directors.

        Section 4.09.  Special Meetings.  Special meetings of the Board of
                       ----------------
   Directors shall be held whenever called by the Chairman or by two or more of the Directors.

        Section 4.10.  Quorum of and Action by Directors.
                       ---------------------------------

             (a)  General Rule.  A majority of the Directors in office of the
                  ------------
   corporation shall be necessary to constitute a quorum for the transaction of business and the acts of a majority of the Directors present and voting at a meeting at which a quorum is present shall be the acts of the Board of Directors.

             (b)  Action by Written Consent.  Any action required or permitted
                  -------------------------
   to be taken at a meeting of the Directors may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the Directors in office is filed with the Secretary of the corporation.

        Section 4.11.  Committees of the Board.
                       -----------------------

             (a)  Establishment and Powers.  The Board of Directors may, by
                  ------------------------
   resolution adopted by a majority of the Directors in office, establish one or more committees to consist of one or more Directors of the corporation. Any committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all of the powers and authority of the Board of Directors except that a committee shall not have any power or authority as to the following:

                  (1) The submission to shareholders of any action requiring approval of shareholders under the Business Corporation Law.

                  (2) The creation or filling of vacancies in the Board of Directors.

                  (3)  The adoption, amendment or repeal of these bylaws.

                  (4) The amendment or repeal of any resolution of the Board of Directors that by its terms is amendable or repealable only by the Board of Directors.

                  (5) Action on matters committed by a resolution of the Board of Directors to another committee of the Board of Directors.

             (b)  Alternate Committee Members.  The Board may designate one or
                  ---------------------------
   more Directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee or for the purposes of any written action by the committee. In the absence or disqualification of a member and alternate member or members of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another Director to act at the meeting in the place of the absent or disqualified member.

             (c)  Term.  Each committee of the Board of Directors shall serve at
                  ----
   the pleasure of the Board of Directors.

             (d)  Committee Procedures.  The term "Board of Directors" when used
                  --------------------
   in any provision of these bylaws relating to the organization or procedures of or the manner of taking action by the Board of Directors, shall be construed to include and refer to any committee of the Board of Directors.

        Section 4.12.  Compensation.  The Board of Directors shall have the
                       ------------
   authority to fix the compensation of Directors for their services as Directors and a Director may be a salaried officer of the corporation.

        Section 4.13.  Exercise of Fiduciary Duty.  In taking action in the best
                       --------------------------
   interests of the Company, the Board shall consider the long-term interests of shareholders, in addition to considering any other factors that may be pertinent, and shall always endeavor to take such action in a manner that enhances the long-term interests of shareholders.


                                   ARTICLE V

                                   Officers

        Section 5.01.  Officers Generally.
                       ------------------

             (a)  Number, Qualifications and Designation.  The officers of the
                  --------------------------------------
   corporation shall be a President, one or more Vice Presidents (of whom, if there are more than one, one or more may be an Executive Vice President, Vice President and Group Executive, Senior Vice President, or bear such other title as may be designated by the Board of Directors), a Secretary, a Treasurer, a Controller and such other officers as may be elected in accordance with the provisions of Section 5.03. Officers may but need not be Directors or shareholders of the corporation. The President and Secretary shall be natural persons of full age. The Treasurer may be a corporation but, if a natural person, shall be of full age. The Board of Directors may elect from among the members of the Board a Chairman of the Board and one or more Vice Chairmen of the Board, all of whom shall be officers of the corporation. Any number of offices may be held by the same person, except that the same person shall not be Treasurer and Controller.

             (b)  Bonding.  The corporation may secure the fidelity of any or
                  -------
   all of its officers by bond or otherwise.

        Section 5.02.  Election, Term of Office and Resignations.
                       -----------------------------------------

             (a)  Election and Term of Office.  The officers of the corporation,
                  ---------------------------
   except those elected by delegated authority pursuant to Section 5.03, shall be elected annually by the Board of Directors, and each such officer shall hold office for a term of one year and until a successor has been selected and qualified or until his or her earlier death, resignation or removal.

             (b)  Resignations.  Any officer may resign at any time upon written
                  ------------
   notice to the corporation. The resignation shall be effective upon receipt thereof by the corporation or at such subsequent time as may be specified in the notice of resignation.

        Section 5.03.  Subordinate Officers, Committees and Agents.  The Board
                       -------------------------------------------
   of Directors may from time to time elect such other officers and appoint such committees, employees or other agents as the business of the corporation may require, including one or more Assistant Secretaries and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws, or as the Board of Directors may from time to time determine. The Board of Directors may delegate to any officer or committee the power to elect subordinate officers and to retain or appoint employees or other agents, or committees thereof, and to prescribe the authority and duties of such subordinate officers, committees, employees or other agents.

        Section 5.04.  Removal of Officers and Agents.  Any officer, committee,
                       ------------------------------
   employee or agent of the corporation may be removed, with or without cause, by the Board of Directors and, if elected by an officer or committee given such power by Section 5.03, by such officer or committee. The removal shall be without prejudice to the contract rights, if any, of any person so removed. Election or appointment of an officer, committee, employee or agent shall not of itself create contract rights.

        Section 5.05.  Vacancies.  A vacancy in any office because of death,
                       ---------
   resignation, removal, disqualification, or any other cause, may be filled by the Board of Directors or by the officer or committee to which the power to fill such office has been delegated pursuant to Section 5.03, as the case may be, and if the office is one for which these bylaws prescribe a term, shall be filled for the unexpired portion of the term.

        Section 5.06.  Authority.  All officers of the corporation, as between
                       ---------
   themselves and the corporation, shall have such authority and perform such duties in the management of the corporation as may be provided by or pursuant to resolutions or orders of the Board of Directors or, in the absence of controlling provisions in the resolutions or orders of the Board of Directors, as may be determined by or pursuant to these bylaws.

        Section 5.07.  The Chief Executive Officer.  The Chief Executive Officer
                       ---------------------------
   of the corporation shall have general supervision over the business and operations of the corporation, subject however, to the control of the Board of Directors. The Chief Executive Officer shall sign, execute and acknowledge, in the name of the corporation, deeds, mortgages, bonds, contracts or other instruments, authorized by the Board of Directors, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors, or by these bylaws, to some other officer or agent of the corporation; and, in general, shall perform all duties incident to the office of a president of a corporation and such other duties as from time to time may be assigned by the Board of Directors. If a Chief Executive Officer has not been elected by the Board of Directors and a President of the corporation has been elected, the President shall perform the duties of the Chief Executive Officer.

        Section 5.08.  The Chairman and Vice Chairman of the Board.  The
                       -------------------------------------------
   Chairman of the Board or in the absence of the Chairman, the Vice Chairman of the Board, shall preside at all meetings of the shareholders and of the Board of Directors, and shall perform such other duties as may from time to time be requested by the Board of Directors.

        Section 5.09.  The Vice Presidents.  In the absence or unavailability of
                       -------------------
   the Chief Executive Officer or the President, if there be one, the Vice Presidents shall perform the duties of the President and such other duties as may from time to time be assigned to them by the Board of Directors, the Chief Executive Officer and the President.

        Section 5.10.  The Secretary.  The Secretary or an Assistant Secretary
                       -------------
   shall attend all meetings of the shareholders and of the Board of Directors and shall record all the votes of the shareholders and of the Board of Directors and the minutes of the meetings of the shareholders and of the Board of Directors and of committees of the Board in a book or books to be kept for that purpose; shall see that notices are given and records and reports properly kept and filed by the corporation as required by law; shall be the custodian of the seal of the corporation and see that it is affixed to all documents to be executed on behalf of the corporation under its seal; and, in general, shall perform all duties incident to the office of Secretary, and such other duties as may from time to time be assigned by the Board of Directors, the Chief Executive Officer and the

   President.

        Section 5.11.  The Treasurer.  The Treasurer or an Assistant Treasurer
                       -------------
   shall have or provide for the custody of the funds or other property of the corporation; shall collect and receive or provide for the collection and receipt of moneys earned by or in any manner due to or received by the corporation; shall deposit all funds in his or her custody as Treasurer in such banks or other places of deposit as the Board of Directors may from time to time designate; shall, whenever so required by the Board of Directors, render an account showing all transactions as Treasurer, and the financial condition of the corporation; and, in general, shall perform all duties incident to the office of Treasurer and such other duties as may from time to time be assigned by the Board of Directors, the Chief Executive Officer and the President.

        Section 5.12.  The Controller.  The Controller shall have charge of the
                       --------------
   accounts of the corporation and shall perform all duties incident to the office of Controller and such other duties as may from time to time be assigned by the Board of Directors, the Chief Executive Officer and the President.

        Section 5.13.  Assistant Officers.  Each Assistant Officer shall, in the
                       ------------------
   absence or disability of his superior in office, perform the duties and exercise the powers of such superior as directed by such superior, by the Chief Executive Officer, or by the Board of Directors, and shall also have such other powers and shall perform such other duties as may be granted to or required of him or her in accordance with this Article or by his or her superior in office. Performance of any of the duties or the exercise of any of the powers of his or her superior in office by any such Assistant Officer shall, as to third parties, be conclusive evidence of his or her authority to act in such respect.

        Section 5.14.  Salaries.  The salaries of the officers elected by the
                       --------
   Board of Directors shall be fixed from time to time by the Board of Directors or by such committee as may be designated by resolution of the Board of Directors. The salaries or other compensation of any other officers, employees and other agents shall be fixed from time to time by the committee or officer as may be designated by resolution of the Board. No officer shall be prevented from receiving such salary or other compensation by reason of the fact that the officer is also a Director of the corporation.


                                  ARTICLE VI

                     Certificates of Stock, Transfer, Etc.

        Section 6.01.  Share Certificates.  Certificates for shares of the
                       ------------------
   corporation shall be in such form as approved by the Board of Directors, and shall state that the corporation is incorporated under the laws of the Commonwealth of Pennsylvania, the name of the person to whom issued, and the number and class of shares and the designation of the series (if any) that the certificate represents. The share record books and blank share certificates shall be kept by the Treasurer or by any transfer agent or registrar designated by the Board of Directors for that purpose.

        Section 6.02.  Issuance.  The share certificates of the corporation
                       --------
   shall be numbered and registered in the share ledger and transfer books of the corporation as they are issued. They shall be signed by the Chairman of the Board, a Vice Chairman of the Board, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and shall bear the corporate seal, which may be a facsimile, engraved or printed; but where such certificate is signed by a transfer agent or a registrar the signature of any corporate officer upon such certificate may be a facsimile, engraved or printed. In case any officer who has signed, or whose facsimile signature has been placed upon any share certificate shall have ceased to be such officer because of death, resignation or otherwise, before the certificate is issued, it may be issued with the same effect as if the officer has not ceased to be such at the date of its issue. The provisions of this Section 6.02 shall be subject to any inconsistent or contrary agreement at the time between the corporation and any transfer agent or registrar.

        Section 6.03.  Transfer.  Transfers of shares shall be made on the books
                       --------
   of the corporation upon surrender of the certificates therefor, endorsed by the person named in the certificate or by an attorney lawfully constituted in writing. No transfer shall be made inconsistent with the provisions of the Uniform Commercial Code, 13 Pa.C.S. (S)(S)8101 et seq., and its amendments
                                                  -- ----
   and supplements.

        Section 6.04.  Recordholder of Shares.  The corporation shall be
                       ----------------------
   entitled to treat the person in whose name any share or shares of the corporation stand on the books of the corporation as the absolute owner thereof, and shall not be bound to recognize any equitable or other claim to, or interest in, such share or shares on the part of any other person.

        Section 6.05.  Lost, Destroyed or Mutilated Certificates.  The holder of
                       -----------------------------------------
   any shares of the corporation shall immediately notify the corporation of any loss, destruction or mutilation of the certificate therefor, and the Board of Directors may, in its discretion, cause a new certificate or certificates to be issued to such holder, in case of mutilation of the certificate, upon the surrender of the mutilated certificate, or, in case of loss or destruction of the certificate, upon satisfactory proof of such loss or destruction, and, if the Board of Directors shall so determine, the deposit of a bond in such form and in such sum, and with such surety or sureties, as it may direct.


                                  ARTICLE VII

                  Indemnification of Directors, Officers and
                       Other Authorized Representatives

              [Effective as to acts or omissions occurring after
                  April 20, 1976 and prior to April 21, 1987]


        Section 7.01  Indemnification of Authorized Representatives in Third
                      ------------------------------------------------------
   Party Proceedings.  The corporation shall indemnify any person who was or is
   -----------------
   an "authorized representative" of the corporation (which shall mean for purposes of this Article a Director, officer, employee or agent of the corporation or a person serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise) and who was or is a party (which shall include for purposes of this Article the giving of testimony or similar involvement) or is threatened to be made a party to any "third party proceeding" (which shall mean for purposes of this Article any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation) by reason of the fact that he or she was or is an authorized representative of the corporation, against expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such third party proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal third party proceeding (which shall include for the purposes of this Article any administrative or investigative proceeding which could or does lead to a criminal third party proceeding), had no reasonable cause to believe his or her conduct was unlawful. The termination of any third party proceeding by judgment, order, settlement, indictment, conviction or upon a plea of nolo
                                                                         ----
   contendere or its equivalent, shall not, of itself, create a presumption that
   ----------
   the authorized representative did not act in good faith and in a manner which he or she reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal third party proceeding, had reasonable cause to believe that his or her conduct was unlawful.

        Section 7.02.  Indemnification of Authorized Representatives in
                       ------------------------------------------------
   Derivative Actions.  The corporation shall indemnify any person who was or is
   ------------------
   an authorized representative of the corporation and who was or is a party, or is threatened to be made a party to any "derivative action" (which shall mean for purposes of this Article any threatened, pending or completed action or suit by or in the right of the corporation or procure a judgment in its favor) by reason of the fact that he or she was or is an authorized representative of the corporation against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such derivative action if he or she acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation unless and only to the extent that the court of common pleas of the county in which the registered office of the corporation is located or the court in which such derivative action was pending shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such authorized representative is fairly and reasonably entitled to indemnity for such expenses which the court of common pleas or such other court shall deem proper.

        Section 7.03.  Mandatory Indemnification of Authorized Representatives.
                       -------------------------------------------------------

   To the extent that an authorized representative of the corporation has been successful on the merits or otherwise in defense of any third party proceeding or derivative action or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

        Section 7.04.  Determination of Entitlement to Indemnification.  Any
                       -----------------------------------------------
   indemnification under Section 7.01., 7.02. or 7.03. of this Article (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the authorized representative is proper in the circumstances because he or she has either met the applicable standard of conduct set forth in Section 7.01. or 7.02. or has been successful on the merits or otherwise as set forth in Section 7.03., and that the amount requested has been actually and reasonably incurred.
   Such determination shall be made:

        (A) By the Board of Directors by a majority of a quorum consisting of Directors who were not parties to such third party proceeding or derivative action, or

        (B) If such a quorum is not obtainable, or, even if obtainable a majority vote of such a quorum so directs, by independent legal counsel in a written opinion, or

        (C)  By the shareholders.

        Section 7.05.  Independent Legal Counsel.  Independent legal counsel may
                       -------------------------
   be appointed by the Board of Directors, even if a quorum consisting of Directors who were not parties to the third party proceeding or derivative action is not available, or by a person designated by the Board of Directors. Independent legal counsel shall not include any employee of the corporation nor any law firm which has rendered services to the corporation during the preceding three years. If independent legal counsel shall determine in its written opinion that indemnification is proper under this Article, it shall be made without further action of the Board of Directors.

        Section 7.06.  Advancing Expenses.  Expenses actually and reasonably
                       ------------------
   incurred in defending a third party proceeding or derivative action shall be paid on behalf of an authorized representative by the corporation in advance of the final disposition of such third party proceeding or derivative action as authorized in the manner provided in Section 7.04. of this Article upon receipt of an undertaking by or on behalf of the authorized representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this Article. The financial ability of such authorized representative to make such repayment shall not be a prerequisite to the making of an advance.

        Section 7.07.  Scope of Article.  The indemnification provided by this
                       ----------------
   Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any statute, agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an authorized representative and shall inure to the benefit of the heirs, executors and administrators of such a person.

        Section 7.08.  Reliance on Provisions.  Each person who shall act as an
                       ----------------------
   authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.


                                 ARTICLE VIII

                  Indemnification of Directors, Officers and
                       Other Authorized Representatives

                    [Effective as to any act or failure to
                   act occurring on or after April 21, 1987]


        Section 8.01.  Indemnification of Authorized Representatives.  The
                       ---------------------------------------------
   corporation shall indemnify any person who was or is an "authorized representative" of the corporation (which shall mean for purposes of this Article a Director, officer, employee or agent of the corporation, or a person serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other entity or enterprise) and who was or is a party (which shall include for purposes of this Article the giving of testimony or similar involvement) or is threatened to be made a party to any "proceeding" (which shall mean for purposes of this Article any threatened, pending or completed action, suit, appeal or proceeding of any nature, whether civil, criminal, administrative, or investigative, whether formal or informal, including an action by or in the right of the corporation or a class of its security holders) by reason of the fact that he or she was or is an authorized representative of the corporation, against any liability (which shall mean for purposes of this Article any damage, judgment, penalty, fine, amount paid in settlement, punitive damages, excise tax assessed with respect to an employee benefit plan, or cost or expense of any nature [including, without limitation, attorneys' fees and disbursements]) including, without limitation, liabilities resulting from any actual or alleged breach or neglect of duty, error, misstatement or misleading statement, negligence, gross negligence or act giving rise to strict or products liability, except where such indemnification is for acts or failures to act constituting self-dealing, willful misconduct or recklessness. "Self-dealing" shall mean the receipt of a personal benefit from the corporation to which the authorized representative is not legally entitled. If an authorized representative is entitled to indemnification in respect of a portion, but not all, of any liabilities to which such person may be subject, the corporation shall indemnify such authorized representative to the maximum extent for such portion of the liabilities. The termination of any proceeding by judgment, order, settlement, indictment or conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption
   ---------------
   that the authorized representative is not entitled to indemnification.

        Section 8.02.  Proceedings Initiated by Authorized Representatives.
                       ---------------------------------------------------
   Notwithstanding any other provision of this Article, the corporation shall not indemnify under this Article an authorized representative for any liability incurred in a proceeding initiated (which shall not be deemed to include counter-claims or affirmative defenses) or participated in as an intervenor or amicus curiae by the person seeking indemnification unless such
                 -------------
   initiation of or participation in the proceeding is authorized, either before or after its commencement, by the affirmative vote of a majority of the Directors in office. This section does not apply to successfully prosecuting or defending the rights of an authorized representative granted by or pursuant to this Article.

        Section 8.03.  Advancing Expenses.  Expenses (including attorneys' fees
                       ------------------
   and disbursements) incurred in good faith shall be paid by the corporation on behalf of an authorized representative in advance of the final disposition of a proceeding described in Section 8.01. of this Article upon receipt of an undertaking by or on behalf of the authorized representative to repay such amount if it shall ultimately be determined pursuant to Section 8.06. of this Article that such person is not entitled to be indemnified by the corporation as authorized in this Article. The financial ability of such authorized representative to make such repayment shall not be a prerequisite to the making of an advance.

        Section 8.04.  Securing of Indemnification Obligations.  To further
                       ---------------------------------------
   effect, satisfy or secure the indemnification obligations provided herein or otherwise, the corporation may maintain insurance, obtain a letter of credit, act as self-insurer, create a reserve, trust, escrow, cash collateral or other fund or account, enter into indemnification agreements, pledge or grant a security interest in any assets or properties of the corporation, or use any other mechanism or arrangement whatsoever in such amounts, at such costs, and upon such other terms and conditions as the Board of Directors shall deem appropriate. Absent fraud, the determination of the Board of Directors, with respect to such amounts, costs, terms and conditions shall be conclusive against all security holders, officers and Directors and shall not be subject to voidability.

        Section 8.05.  Payment of Indemnification.  An authorized representative
                       --------------------------
   shall be entitled to indemnification within 30 days after a written request for indemnification has been received by the Secretary of the corporation.

        Section 8.06.  Arbitration.  Any dispute related to the right to
                       -----------
   indemnification or advancement of expenses as provided under this Article, except with respect to indemnification for liabilities arising under the Securities Act of 1933 which the corporation has undertaken to submit to a court for adjudication, shall be decided only by arbitration in the metropolitan area in which the corporation's executive offices are located, in accordance with the commercial arbitration rules then in effect of the American Arbitration Association, before a panel of three arbitrators, one of whom shall be selected by the corporation, the second of whom shall be selected by the authorized representative and the third of whom shall be selected by the other two arbitrators. In the absence of the American Arbitration Association or if for any reason arbitration under the arbitration rules of the American Arbitration Association cannot be initiated, or if the arbitrators selected by the corporation and the authorized representative cannot agree on the selection of the third arbitrator within 30 days after such time as the corporation and the authorized representative have each been notified of the selection of the other's arbitrator, the necessary arbitrator or arbitrators shall be selected by the presiding judge of the court of general jurisdiction in such metropolitan area. Each arbitrator selected as provided herein is required to be or have been a director of a corporation whose shares of common stock were listed during at least one year of such service on the New York Stock Exchange or the American Stock Exchange or quoted on the National Association of Securities Dealers

   Automated Quotations Systems. The party or parties challenging the right of an authorized representative to the benefits of this Article shall have the burden of proof. The corporation shall reimburse an authorized representative for the expenses (including attorneys' fees and disbursements) incurred in successfully prosecuting or defending such arbitration. Any award entered by the arbitrators shall be final, binding and nonappealable, and judgment may be entered thereon by any party in accordance with applicable law in any court of competent jurisdiction. This arbitration provision shall be specifically enforceable.

        Section 8.07.  Discharge of Duty. An authorized representative shall be
                       -----------------
   deemed to have discharged such person's duty to the corporation if he or she has relied in good faith on information, advice or an opinion, report or statement prepared by:

             (a) one or more officers or employees of the corporation whom such authorized representative reasonably believes to be reliable and competent with respect to the matter presented;

             (b) legal counsel, public accountants or other persons as to matters that the authorized representative reasonably believes are within the person's professional or expert competence; or

             (c) a committee of the Board of Directors on which he or she does not serve as to matters within its area of designated authority, which committee he or she reasonably believes to merit confidence.

        Section 8.08.  Contract Rights; Amendment or Repeal.  All rights to
                       ------------------------------------
   indemnification under this Article shall be deemed a contract between the corporation and the authorized representative pursuant to which the corporation and each authorized representative intend to be legally bound. Any repeal, amendment or modification hereof shall be prospective only and shall not affect any rights or obligations then existing.

        Section 8.09.  Scope of Article.  The indemnification and advancement of
                       ----------------
   expenses provided by, or granted pursuant to, this Article shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, certificate or articles of incorporation, bylaw, agreement, vote of shareholders or Directors or otherwise, both as to action in his or her official capacity and as to action in any other capacity, and shall continue as to a person who has ceased to be an authorized representative in respect of matters arising prior to such time and shall inure to the benefit of the heirs, executors, administrators and personal representatives of such a person.

        Section 8.10.  Reliance on Provisions.  Each person who shall act as an
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   authorized representative of the corporation shall be deemed to be doing so in reliance upon the rights of indemnification provided by this Article.


                                  ARTICLE IX

                                 Miscellaneous


        Section 9.01.  Execution of Instruments.  All checks, drafts, bills of
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   exchange, acceptances, notes and other obligations and evidences of indebtedness, deeds, conveyances, bills of sale, assignments and other instruments of transfer and all other instruments and documents in writing of any nature, may be signed, executed, accepted, endorsed, verified, acknowledged or delivered on behalf of the corporation by such Officer or Officers or other person or persons as the Board of Directors may from time to time designate. The Board of Directors at its discretion may authorize the use of an appropriate facsimile signature of any such Officer or person in lieu of his or her manual signature.

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

        Section 9.02.  Amendment of Bylaws.  These bylaws may be amended or
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   repealed, or new bylaws may be adopted, either (a) by vote of the shareholders at any duly organized annual or special meeting of shareholders, or (b) with respect to those matters which are not by statute committed expressly to the shareholders and regardless of whether the shareholders have previously adopted or approved the bylaw being amended or repealed, by vote of a majority of the Board of Directors of the corporation in office at any regular or special meeting of the Board of Directors. Any change in these bylaws shall take effect when adopted unless otherwise provided in the resolution effecting the change.

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